Putnam
Global Natural
Resources
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-98


[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* For the year ended September 30, 1998, Putnam Global Natural Resources Fund's class A shares were ranked 5 of 55 natural resources funds tracked by Lipper, placing the fund in the top 10% of its category. Class B and class M shares were ranked 8 and 6 of the 55 funds, respectively.*


* "I believe now more than ever that we are going to see an improvement in the oil markets. OPEC has made its cuts, consolidation has taken hold, and production costs have declined. Barring depression in Russia or the Far East, with commodities prices at 10-year lows, the current environment provides a unique investment opportunity for a natural resources-related fund such as ours."

                                  -- Jeanne L. Mockard, manager
                                     Putnam Global Natural Resources Fund

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

18 Financial statements

* Past performance is not indicative of future results. Lipper Analytical Services is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. For the 5 years ended 9/30/98, the fund's class A shares ranked 9 of 23 funds; for the 10 years ended 9/30/98, class A shares ranked 5 of 13 funds. Class B and Class M shares were not ranked over longer periods.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

More telling than Putnam Global Natural Resources Fund's absolute performance during the turbulent markets of its recently concluded fiscal year is its relative position among its peers, as noted in its Lipper ranking shown on the facing page. I feel confident in concluding that this excellent showing positions your fund well for the day when the world's economy resumes its strong growth track.

As Jeanne L. Mockard, your fund's manager, points out in the accompanying report, the accelerating pace of infrastructure construction and of development in emerging economies as well as the ongoing upgrading and expansion of facilities in developed countries assure a steady stream of demand for the products and services of the companies in which your fund invests.

With the fund's global view, Jeanne is able to seek out and invest in the most promising of these companies wherever they are located. In her report, she discusses the challenges she faced during the fiscal year that ended on August 31, 1998. More challenges lie ahead, of course, but Jeanne remains optimistic about prospects in the next fiscal year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 21, 1998



Report from the Fund Manager
Jeanne L. Mockard

During the fiscal year ended August 31, 1998, Putnam Global Natural Resources Fund's strategy was shaped by one key premise: as developing nations continue to industrialize their economies and modernize their infrastructures, the demand for natural resources will continue to grow. In keeping with this premise, stocks of companies that fill a need for energy, chemicals, minerals, metals, and other natural resources have constituted the majority of the portfolio. Continuing global initiatives in telecommunications, road and bridge building, and housing and commercial construction are ensuring that the fund's focus is securely based in economic reality.

Despite the potential offered by these opportunities, your fund's absolute performance over fiscal 1998 declined, although its performance relative to its peers remains outstanding. We attribute the decline to market turmoil in Asia, a stagnant Japanese economy, Russian political and economic instability, and toward the fiscal year's end, an increasingly volatile U.S. economy. For the 12 months ended August 31, 1998, Putnam Global Natural Resources Fund's class A shares returned -25.34% at net asset value and -29.63% at public offering price. Yet, over the same period, your fund's class A shares finished among the top 10% of the 55 natural resources funds tracked by Lipper Analytical Services. For results over longer periods and performance of class B and class M shares, please refer to pages 9, 10, and 11 and see page 2 for additional information about the fund's Lipper standing.

* GLOBAL REACH AND CAPACITY FOR CHANGE ARE KEY SELECTION CRITERIA

Throughout a period of increasing economic instability in most foreign markets other than Europe, your fund has stood up exceptionally well relative to its competitors. There are three reasons why your fund has tended to outperform other, similar funds in an underperforming market.

First, the fund emphasizes large-capitalization companies with a global reach, as opposed to smaller, more volatile and generally riskier companies. Unlike regionally oriented companies whose earnings are closely linked to the performance of one or a few local markets, large-cap multinational companies can often offset an economic downturn in one geographic area with good performance in another, which tends to smooth ups and downs in their overall performance. Furthermore, multinational companies can sometimes increase profitability in a market downturn by taking advantage of lower local production costs, even as demand remains strong in other markets. While we have seen this take place in Southeast Asia, economic declines in Russia and continuing stagnation in Japan have made this balancing act more problematic.

Second, we attribute the fund's strong relative performance to our requirement that companies we select must be undergoing positive change: for example, buttressing market opportunities with a long-term strategy for increasing profitability through cost reduction, other internal efficiencies, and potential consolidation. Specifically, Amoco, one of the fund's top 10 energy holdings, was recently acquired by British Petroleum (another fund holding) in a move that puts the consolidated company in the Exxon class in terms of global market power. Combining the best of both companies and eliminating redundancies, the newly consolidated company should accelerate efficiency measures already implemented by Amoco's management. The share prices of both companies increased upon news of the takeover. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Oil and gas           21.7%

Oil services          21.2%

Chemicals              9.7%

Metals and mining      8.3%

Paper and
forest products        7.8%

Footnote reads:
*Based on net assets as of 8/31/98. Holdings will vary over time.


Finally, the share price of each company in which the fund invests must be undervalued. That is, the price must not reflect what we see as the company's true value.

* OIL: POSITIONING FOR FUTURE OPPORTUNITIES

In the past year, the price of oil has declined from about $27 per barrel to as low as $13 per barrel, creating a difficult environment for oil companies. In November 1997, at a time when oil prices, inventories, and supply and demand were closely synchronized, OPEC chose to increase production by 10%. Part of the reason was a desire for increased earnings; part was in response to Venezuela's announcement of a unilateral production increase. Iraq was also being permitted to increase its oil exports. OPEC's move quashed Venezuelan production. Meanwhile, worldwide demand had fallen because of a warmer-than-usual winter and declining global economic activity. This combination of events led to historically low oil prices, negatively affecting oil company earnings.

Although the share prices of oil companies, which constitute about 50% of your fund's assets, declined as a result, this was not unalloyed bad news for the fund. As a result of renewed efforts on the part of oil company managements to increase efficiency, major oil companies now evaluate the potential profitability of new ventures based on a $15-per-barrel long-term price for oil. While prices had dropped well below that level, as a result of some reduction in OPEC's production, they have recently bounced back from their lows and exceeded $14 per barrel as this report was being written; this upward trend has been reflected in the recent price of oil company shares. Given some market stabilization, which could occur in the near term especially if Japan's restorative economic measures take hold, we would expect oil prices to inch back to more profitable levels and oil stock prices rise accordingly -- with an accompanying positive effect on your fund. A wild card in this scenario would be decreasing demand as a result of severe recession or depression in Russia or the Far East. As we believe further recovery in oil prices is likely, your fund remains overweighted in oil stocks relative to the fund's benchmark index.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Mobil Corp.
Oil and gas

du Pont (E.I.) de Nemours & Co., Ltd.
Chemicals

Amoco Corp.
Oil and gas

Atlantic Richfield Co.
Oil and gas

Royal Dutch Petroleum Co. (NY Registered)(Netherlands)
Oil and gas

Chevron, Inc.
Oil and gas

Phillips Petroleum Co.
Oil and gas

Burlington Northern Santa Fe Corp.
Railroads

Schlumberger Ltd.
Oil services

Barrick Gold Corp.
Metals and mining

These holdings represent 33.5% of the fund's net assets as of 8/31/98. Portfolio holdings will vary over time.


* LONG-TERM OUTLOOK REMAINS PROMISING

In the 1970s, your fund was perceived to be an excellent hedge against inflation. While that rationale remains valid today, inflation is considered a less salient problem than it was at that time. Over the past few years, your fund's principal opportunities have come from the infrastructure growth potential of secondary economies such as those of India and China. True to the nature of economic development, that growth has not been linear, and we presently find ourselves in a developmental downturn.

However, despite current Russian and Asian economic difficulties, we believe economic growth in those and other regions over the next decade should lead to unprecedented demand for all the natural resources required for infrastructure development. We will continue to monitor global natural resources usage in order to detect appropriate, diversified investment opportunities and to take advantage of the stocks of multinational, resource-related companies.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/98, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors. International investing involves certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Natural Resources Fund is designed for investors seeking capital appreciation through stocks of companies in the energy and natural resources industries. Current income is only an incidental consideration.


TOTAL RETURN FOR PERIODS ENDED 8/31/98

                                Class A           Class B           Class M
(inception date)               (7/24/80)         (2/1/94)          (7/3/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                     -25.34%  -29.63%  -25.91%  -29.36%  -25.73%  -28.34%
------------------------------------------------------------------------------
5 years                     13.17     6.66     9.02     7.61    10.33     6.49
Annual average               2.51     1.30     1.74     1.48     1.99     1.27
------------------------------------------------------------------------------
10 years                   123.12   110.27   105.96   105.96   111.21   103.84
Annual average               8.36     7.72     7.49     7.49     7.76     7.38
------------------------------------------------------------------------------
Life of fund               167.09   151.69   128.58   128.58   139.31   131.00
Annual average               5.58     5.23     4.67     4.67     4.94     4.73
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/98

                                                                Lipper
                                            Standard           Natural
                                            & Poor's          Resources
                                            500 Index          Average
------------------------------------------------------------------------------
1 year                                         8.09%          -39.44%
------------------------------------------------------------------------------
5 years                                      131.21             0.47
Annual average                                18.25             0.09
------------------------------------------------------------------------------
10 years                                     382.68            74.52
Annual average                                17.05             4.92
------------------------------------------------------------------------------
Life of fund                                1376.33           441.49
Annual average                                16.05             9.79
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
8/31/88

                   Fund's class A   Standard & Poor's   Lipper Natural
Date              shares at POP           500          Resources Average

8/31/88                9,425             10,000              10,000
8/31/89               12,405             13,942              12,450
8/31/90               13,611             13,231              13,431
8/31/91               14,513             16,790              13,021
8/31/92               15,256             18,119              12,982
8/31/93               18,580             20,875              16,331
8/31/94               16,784             22,017              15,898
8/31/95               18,646             26,740              17,039
8/31/96               21,434             31,748              20,941
8/31/97               28,162             44,654              25,923
8/31/98              $21,027            $48,268             $17,452

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $20,596 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,121 ($20,384 at public offering price).


PRICE AND DISTRIBUTION INFORMATION
12 months ended 8/31/98

                          Class A        Class B        Class M
---------------------------------------------------------------------
Distributions (number)       1              1              1
---------------------------------------------------------------------
Income                     $0.208         $0.072         $0.137
---------------------------------------------------------------------
Capital gains
---------------------------------------------------------------------
Long-term                   1.114          1.114          1.114
---------------------------------------------------------------------
Short-term                  0.253          0.253          0.253
---------------------------------------------------------------------
 Total                     $1.575         $1.439         $1.504
---------------------------------------------------------------------
Share value:             NAV    POP         NAV        NAV    POP
---------------------------------------------------------------------
8/31/97                 22.13   23.48      21.77      21.99   22.79
---------------------------------------------------------------------
8/31/98                 15.28   16.21      15.00      15.15   15.70
---------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                Class A            Class B           Class M
(inception date)               (7/24/80)          (2/1/94)          (7/3/95)
                             NAV       POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                     -17.93%  -22.66%  -18.55%  -22.34%  -18.39%  -21.24%
------------------------------------------------------------------------------
5 years                     33.53    25.85    28.65    26.98    30.21    25.66
Annual average               5.95     4.71     5.17     4.89     5.42     4.67
------------------------------------------------------------------------------
10 years                   158.50   143.63   138.75   138.75   144.77   136.24
Annual average               9.96     9.31     9.09     9.09     9.36     8.98
------------------------------------------------------------------------------
Life of fund               209.91   192.05   165.16   165.16   177.53   167.90
Annual average               6.42     6.07     5.51     5.51     5.78     5.57
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an index of common stocks frequently used as a general measure of stock market performance.

Lipper Natural Resources Average* is composed of funds that invest more than 65% of their equity holdings in the natural resources industries.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended August 31, 1998

To the Trustees and Shareholders of
Putnam Global Natural Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Natural Resources Fund (the "fund") at August 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 1998




Portfolio of investments owned
August 31, 1998

COMMON STOCKS  (99.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Aluminum (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,454,875  Aluminum Co. of America                                                                $    2,454,875
             46,000  Reynolds Metal Co.                                                                          2,205,125
                                                                                                            --------------
                                                                                                                 4,660,000

Chemicals (9.7%)
--------------------------------------------------------------------------------------------------------------------------
            195,500  du Pont (E.I.) de Nemours & Co., Ltd.                                                      11,277,906
             69,000  Eastman Chemical Co.                                                                        3,557,813
             36,014  Lyondell Petrochemical Co.                                                                    776,552
             50,000  Olin Corp.                                                                                  1,406,250
            102,500  PPG Industries, Inc.                                                                        5,208,281
             31,000  Rohm & Haas Co.                                                                             2,675,688
             32,000  Union Carbide Corp.                                                                         1,286,000
                                                                                                            --------------
                                                                                                                26,188,490

Conglomerates (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             30,000  Minnesota Mining & Manufacturing Co.                                                        2,055,000

Containers (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             47,200  Temple Inland, Inc.                                                                         2,115,150

Electric Utilities (1.3%)
--------------------------------------------------------------------------------------------------------------------------
             54,726  Duke Energy Corp.                                                                           3,413,534

Gas Pipelines (6.7%)
--------------------------------------------------------------------------------------------------------------------------
            246,000  Coastal Corp.                                                                               6,396,000
             74,370  El Paso Energy Corp.                                                                        1,845,306
            120,000  Enron Corp.                                                                                 5,077,500
             77,000  Sonat, Inc.                                                                                 2,083,813
            123,000  Williams Cos., Inc.                                                                         2,829,000
                                                                                                            --------------
                                                                                                                18,231,619

Gas Utilities (3.1%)
--------------------------------------------------------------------------------------------------------------------------
             42,000  Columbia Gas System, Inc.                                                                   2,089,500
             31,000  Consolidated Natural Gas Co.                                                                1,358,188
             70,000  K N Energy, Inc.                                                                            2,738,750
             82,709  Sempra Energy                                                                               2,103,910
                                                                                                            --------------
                                                                                                                 8,290,348

Machinery (1.4%)
--------------------------------------------------------------------------------------------------------------------------
             45,000  Caterpillar, Inc.                                                                           1,898,438
             33,000  Deere (John) & Co.                                                                          1,086,938
             67,000  New Holland N.V.  (Netherlands)                                                               741,188
                                                                                                            --------------
                                                                                                                 3,726,564

Metals and Mining (8.3%)
--------------------------------------------------------------------------------------------------------------------------
            515,000  Barrick Gold Corp.                                                                          6,695,000
             86,000  Euro Nevada Mining Corp.                                                                      848,234
            199,374  Freeport-McMoRan Copper & Gold Co., Inc.
                       Class A                                                                                   2,267,879
             99,000  Newmont Gold Co.                                                                            1,472,625
             58,050  Newmont Mining Corp.                                                                          794,559
             40,000  Phelps Dodge Corp.                                                                          1,790,000
            473,000  Placer Dome Inc. (Canada)                                                                   3,813,563
            436,000  Rio Tinto PLC (United Kingdom)                                                              4,271,827
             46,000  Titanium Metals Corp.                                                                         529,000
                                                                                                            --------------
                                                                                                                22,482,687

Oil and Gas (21.7%)
--------------------------------------------------------------------------------------------------------------------------
             74,000  Anadarko Petroleum Corp.                                                                    2,127,500
             34,098  Ashland, Inc.                                                                               1,553,590
             62,536  British Petroleum PLC ADR  (United Kingdom)                                                 4,572,945
            114,300  Chevron, Inc.                                                                               8,465,344
             37,000  Cooper Cameron Corp. (NON)                                                                    786,250
             40,300  Elf Aquitane ADR  (France)                                                                  1,969,663
             26,400  Ente Nazionale Idrocarburi S.P.A. (ENI) ADR (Italy)                                         1,336,500
            100,400  Exxon Corp.                                                                                 6,569,925
            184,800  Mobil Corp.                                                                                12,774,300
            200,000  Phillips Petroleum Co.                                                                      8,162,500
             32,733  Sun, Co. Inc.                                                                               1,082,235
            105,000  Tosco Corp.                                                                                 2,310,000
             36,000  Total Corp. ADR (France)                                                                    1,730,250
            182,000  USX-Marathon Group Inc.                                                                     4,732,000
             66,300  Western Gas Resources, Inc.                                                                   551,119
                                                                                                            --------------
                                                                                                                58,724,121

Oil and Gas Exploration and Production (7.6%)
--------------------------------------------------------------------------------------------------------------------------
             73,000  Apache Corp.                                                                                1,669,875
            166,500  Burlington Resources Inc.                                                                   4,922,156
             82,000  Diamond Offshore Drilling, Inc.                                                             1,711,750
             60,000  Mitchell Energy & Development Corp. Class B                                                   840,000
             64,000  Nobile Affilitates, Inc.                                                                    1,480,000
            249,000  Occidental Petroleum Corp.                                                                  4,606,500
             47,000  Pennzoil Co.                                                                                1,680,250
             60,000  Unocal Corp.                                                                                1,878,750
             79,000  YPF S.A. ADR (Argentina)                                                                    1,747,875
                                                                                                            --------------
                                                                                                                20,537,156

Oil Services (21.2%)
--------------------------------------------------------------------------------------------------------------------------
            245,400  Amoco Corp.                                                                                11,119,688
            173,000  Atlantic Richfield Co.                                                                     10,034,000
            329,000  Baker Hughes, Inc.                                                                          6,004,250
            137,200  BJ Services Co. (NON)                                                                       1,732,150
            202,000  Halliburton Co.                                                                             5,365,625
            137,000  Kerr-McGee Corp.                                                                            5,291,625
            214,000  Royal Dutch Petroleum Co. (NY Registered) (Netherlands)                                     8,506,500
            157,000  Schlumberger Ltd.                                                                           6,878,563
             40,000  Smith International, Inc. (NON)                                                               705,000
             45,000  Transocean Offshore, Inc.                                                                   1,105,313
            100,000  Varco International, Inc. (NON)                                                               712,500
                                                                                                            --------------
                                                                                                                57,455,214

Paper and Forest Products (7.8%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Avery Dennison Corp.                                                                        2,684,375
             39,600  Boise Cascade Corp.                                                                           967,725
             46,000  Champion International Corp.                                                                1,518,000
             30,000  Georgia Pacific Corp.                                                                       1,286,250
             30,000  Georgia Pacific Corp.(Timber Group)                                                           603,750
            153,700  International Paper Co.                                                                     5,686,900
            100,600  Mead Corp.                                                                                  2,753,925
             21,900  Union Camp Corp.                                                                              811,669
             94,200  Weyerhaeuser Co.                                                                            3,538,381
             54,000  Willamette Industries, Inc.                                                                 1,329,750
                                                                                                            --------------
                                                                                                                21,180,725

Railroads (4.4%)
--------------------------------------------------------------------------------------------------------------------------
             74,433  Burlington Northern Santa Fe Corp.                                                          6,926,921
             35,000  CSX Corp.                                                                                   1,321,250
            132,000  Norfolk Southern Corp.                                                                      3,720,750
                                                                                                            --------------
                                                                                                                11,968,921

Steel (2.1%)
--------------------------------------------------------------------------------------------------------------------------
             70,000  Birmingham Steel Corp.                                                                        481,250
             50,000  Carpenter Technology Corp.                                                                  1,809,375
             41,900  Ispat International NV (NY Registered) (Netherlands)                                          453,044
             61,000  Nucor Corp.                                                                                 2,192,188
             31,000  USX-U.S. Steel Group                                                                          649,063
                                                                                                            --------------
                                                                                                                 5,584,920

Transportation (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             80,000  Avondale Industries, Inc. (NON)                                                             2,050,000
                                                                                                            --------------
                     Total Common Stocks (cost $309,750,256)                                                $  268,664,449

CONVERTIBLE PREFERRED STOCKS (0.7%) (a)(cost $3,037,961)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             46,000  Amax Gold, Inc. Ser. B, $3.75 cv. pfd.                                                 $    1,776,750

CONVERTIBLE BONDS AND NOTES (0.2%) (a)(cost $770,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
           $770,000  Lomak Petroleum, Inc. 144A cv. sub. deb. 6s, 2007                                      $      581,350

SHORT-TERM INVESTMENTS (0.1%) (a) (cost $265,043)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
           $265,000  Interest in $750,000,000 joint tri-party repurchase agreement dated August 31, 1998 with
                       Goldman Sachs & Co. due September 1, 1998
                       with respect to various U.S. Treasury obligations --
                       maturity value of $265,043 for an effective yield
                       of 5.78%                                                                             $      265,043
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments  (cost $313,823,260) (b)                                             $  271,287,592
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $270,766,981.

  (b) The aggregate identified cost on a tax basis is $313,883,114, resulting in gross unrealized appreciation and depreciation of $24,356,963 and $66,952,485, respectively, or net unrealized depreciation of $42,595,522.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depository Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

      Diversification by Country

      Distribution of investments by country of issue at August 31, 1998: (as percentage of Market Value)

        Canada              1.6%
        France              1.4
        Netherlands         3.4
        United Kingdom      3.3
        United States      89.2
        Other               1.1
                          -----
                          100.0%

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $313,823,260) (Note 1)                                            $271,287,592
-----------------------------------------------------------------------------------------------
Cash                                                                                        788
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     1,206,216
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  781,657
-----------------------------------------------------------------------------------------------
Total assets                                                                        273,276,253

Liabilities
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,581,651
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            603,866
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               46,791
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            13,618
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,190
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  193,037
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   69,119
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     2,509,272
-----------------------------------------------------------------------------------------------
Net assets                                                                         $270,766,981

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $293,706,447
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          1,789,964
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                17,806,238
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (42,535,668)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $270,766,981

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($157,588,954 divided by 10,312,960 shares)                                              $15.28
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.28)*                                  $16.21
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($107,251,694 divided by 7,148,925 shares)**                                             $15.00
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,926,333 divided by 391,206 shares)                                                   $15.15
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.15)*                                  $15.70
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $49,245)                                            $7,833,994
-----------------------------------------------------------------------------------------------
Interest                                                                                164,006
-----------------------------------------------------------------------------------------------
Total investment income                                                               7,998,000

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      2,646,309
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          691,577
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        19,486
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          7,219
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   566,175
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 1,430,598
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    61,577
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  51,669
-----------------------------------------------------------------------------------------------
Registration fees                                                                           401
-----------------------------------------------------------------------------------------------
Auditing                                                                                 41,227
-----------------------------------------------------------------------------------------------
Legal                                                                                     5,836
-----------------------------------------------------------------------------------------------
Postage                                                                                  58,043
-----------------------------------------------------------------------------------------------
Other                                                                                    68,668
-----------------------------------------------------------------------------------------------
Total expenses                                                                        5,648,785
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (138,727)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          5,510,058
-----------------------------------------------------------------------------------------------
Net investment income                                                                 2,487,942
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     21,980,636
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Notes 1 and 3)                     (120,110)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the year                                                              196,651
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (121,481,937)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (99,424,760)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(96,936,818)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                       Year ended August 31
                                                                                      -------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                             $   2,487,942    $  3,262,560
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                21,860,526      25,198,035
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                                                 (121,285,286)     57,283,898
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     (96,936,818)     85,744,493
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (2,239,396)     (1,593,014)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (484,057)       (385,225)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (57,359)        (26,332)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (14,717,567)    (11,629,001)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (9,190,367)     (5,843,416)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (572,336)       (248,026)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                     5,130,761      84,120,311
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (119,067,139)    150,139,790

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   389,834,120     239,694,330
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,789,964 and $2,211,045, respectively)                                 $270,766,981    $389,834,120
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                          Year ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $22.13           $18.03           $16.09           $14.73           $20.51
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .20(c)           .25(c)           .28(c)           .29              .19
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          (5.47)            5.18             2.09             1.31            (2.37)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               (5.27)            5.43             2.37             1.60            (2.18)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.21)            (.16)            (.34)            (.24)            (.19)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.37)           (1.17)            (.09)              --            (2.91)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                           --               --               --               --             (.50)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.58)           (1.33)            (.43)            (.24)           (3.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $15.28           $22.13           $18.03           $16.09           $14.73
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                          (25.34)           31.39            14.95            11.10            (9.67)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $157,589         $239,539         $170,678         $135,330         $129,449
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.20             1.23             1.27             1.13             1.24
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .95             1.26             1.62             1.89             1.24
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              28.63            39.25            47.71            42.75           189.83
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.  Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Feb. 1, 1994+
operating performance                                                Year ended August 31                        to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $21.77           $17.81           $15.94           $14.65           $14.78
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .04(c)           .10(c)           .15(c)           .16              .13(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          (5.37)            5.11             2.07             1.33             (.26)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               (5.33)            5.21             2.22             1.49             (.13)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.07)            (.08)            (.26)            (.20)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.37)           (1.17)            (.09)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                           --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.44)           (1.25)            (.35)            (.20)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $15.00           $21.77           $17.81           $15.94           $14.65
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                          (25.91)           30.40            14.14            10.38             (.88)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $107,252         $142,442          $66,375          $29,916          $10,244
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.95             1.98             2.04             1.87             1.11*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .21              .52              .85             1.20              .90*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              28.63            39.25            47.71            42.75           189.83
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.  Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        July 3, 1995+
operating performance                                                          Year ended August 31              to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $21.99           $17.97           $16.07           $15.59
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .09(c)           .15(c)           .19(c)           .03
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                           (5.42)            5.16             2.09              .45
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                (5.33)            5.31             2.28              .48
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.14)            (.12)            (.29)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.37)           (1.17)            (.09)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                                            --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.51)           (1.29)            (.38)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $15.15           $21.99           $17.97           $16.07
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                           (25.73)           30.79            14.39             3.08*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $5,926           $7,853           $2,641              $46
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.70             1.73             1.85              .28*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                              .45              .77             1.07              .44*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               28.63            39.25            47.71            42.75
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.  Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
August 31, 1998

Note 1
Significant accounting policies

Putnam Global Natural Resources Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund continues to seek capital appreciation by investing primarily in the common stocks of companies in the energy and natural resource industries, but may also invest a portion of its assets in other industries and in fixed-income securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated.

In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Market quotations are not considered to be readily available for some convertible securities; such investments are stated at fair value on the basis of valuations furnished by a pricing service approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 1998, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1998, the fund reclassified $128,211 to decrease undistributed net investment income and an increase to accumulated net realized gains of $128,211. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1998, fund expenses were reduced by $138,727 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $790 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended August 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $129,814 and $10,026 from the sale of class A and class M shares, respectively and $281,159 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $27,316 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended August 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $106,376,363 and $125,425,029, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                         August 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,636,246       $138,150,832
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      784,021         15,186,476
-----------------------------------------------------------------------------
                                                 7,420,267        153,337,308

Shares
repurchased                                     (7,932,422)      (162,465,816)
-----------------------------------------------------------------------------
Net decrease                                      (512,155)      $ (9,128,508)
-----------------------------------------------------------------------------

                                                           Year ended
                                                         August 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     12,910,287       $257,413,523
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      619,119         11,664,201
-----------------------------------------------------------------------------
                                                13,529,406        269,077,724

Shares
repurchased                                    (12,171,985)      (243,305,067)
-----------------------------------------------------------------------------
Net increase                                     1,357,421       $ 25,772,657
-----------------------------------------------------------------------------

                                                           Year ended
                                                         August 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,347,358        $90,988,489
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      428,684          8,196,424
-----------------------------------------------------------------------------
                                                 4,776,042         99,184,913

Shares
repurchased                                     (4,170,414)       (85,774,873)
-----------------------------------------------------------------------------
Net increase                                       605,628        $13,410,040
-----------------------------------------------------------------------------

                                                           Year ended
                                                         August 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     11,091,368       $217,130,354
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      289,947          5,401,714
-----------------------------------------------------------------------------
                                                11,381,315        222,532,068

Shares
repurchased                                     (8,565,885)      (168,255,569)
-----------------------------------------------------------------------------
Net increase                                     2,815,430       $ 54,276,499
-----------------------------------------------------------------------------

                                                           Year ended
                                                         August 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        316,065         $6,715,396
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       31,199            601,499
-----------------------------------------------------------------------------
                                                   347,264          7,316,895

Shares
repurchased                                       (313,110)        (6,467,666)
-----------------------------------------------------------------------------
Net increase                                        34,154          $ 849,229
-----------------------------------------------------------------------------

                                                           Year ended
                                                         August 31, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        512,227        $10,089,265
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       13,021            244,674
-----------------------------------------------------------------------------
                                                   525,248         10,333,939

Shares
repurchased                                       (315,154)        (6,262,784)
-----------------------------------------------------------------------------
Net increase                                       210,094        $ 4,071,155
-----------------------------------------------------------------------------



Federal Tax Information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $21,397,809 as capital gain, which includes $2,779,877 as 20% capital gain, for its taxable year ended August 31, 1998.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

*Formerly Putnam Diversified Income Trust II

+Formerly Putnam Federal Income Trust

[DBL. DAGGER]  Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

AN007  45967-018/501/2AD  10/98